INCOME TAX	6 Months Ended
Jun. 30, 2018
Major components of tax expense (income) [abstract]
INCOME TAX	NOTE 7 – INCOME TAX
The tax expense for the period is based on an estimated annual effective rate, which requires management to make its best estimate of annual pre-tax income for the year. During the year, management regularly updates its estimates based on changes in various factors such as geographical mix of operating profit, prices, shipments, product mix, plant operating performance and cost estimates, including labor, raw materials, energy and pension and other post retirement benefits.
The income tax expense was 184 and 480 for the six months ended June 30, 2018 and 2017, respectively. Following the approval of the extraordinary general meeting held on May 16, 2018 to change the share capital of ArcelorMittal S.A. from euro to U.S. dollar (see note 6), the parent company will file consolidated tax returns in U.S. dollars for the main Luxembourg tax integration going forward. The related euro denominated tax losses and deferred tax asset were translated into U.S. dollar effective as of January 1, 2018. Accordingly, the tax expense of 184 for the six months ended June 30, 2018 includes a 603 deferred tax income resulting from the recognition of deferred tax assets with respect to the main Luxembourg tax integration as the revised taxable income projections in U.S. dollar terms reflect a change in the foreign currency exposure of the different income streams.
As a result of the utilization of deferred tax assets relating to tax losses, the Company recognized in other comprehensive income a 150 deferred tax benefit relating to previously unrecognized deferred tax assets in respect of deferred employee benefits.